Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

22. Subsequent Events

Secured Promissory Note Amendment - On February 1, 2013, Zena Energy L.L.C. (“Zena”), one of our subsidiaries, entered into a loan (the “Secured Promissory Note”) with a lender in the original principal amount of $35 million. The Secured Promissory Note followed the original acquisition by Zena of working interests (“Working Interests”) in certain natural gas properties during October 2012. The proceeds of the Secured Promissory Note effectively financed $35 million of the approximately $50 million purchase price of the Working Interests previously paid out of LSB’s working capital. The Secured Promissory Note maturity date was amended on January 5, 2016 from February 1, 2016 to April 1, 2016.

Principal and interest are payable in two monthly installments totaling approximately $1.3 million with interest based on the LIBOR rate plus 300 basis points with a final balloon payment of $14.0 million due at maturity. The interest rate at December 31, 2015 was 3.42%. The loan is secured by the Working Interests and related properties and proceeds.

Secured Promissory Note due 2019 - On February 5, 2016, El Dorado Chemical Company, one of our subsidiaries, entered into a secured promissory note due 2019 for an original principal amount of $10.0 million.  The secured promissory note due 2019 bears interest at the rate of 5.73% per annum and matures on June 29, 2019.  Principal and interest are payable in 40 equal monthly installments with a final balloon payment of approximately $6.7 million.  The Secured Promissory Note due 2019 is secured by the cogeneration facility equipment and is guaranteed by LSB. Our agreement allows us to secure up to an additional $10 million in financing on the cogeneration facility equipment.